Exhibit 10.2

January 7, 2010

CONFIDENTIAL

China Information Security Technology, Inc.
21st Floor, Everbright Bank Building, Zhuzilin, Futian District
Shenzhen, Guangdong, 518040
People's Republic of China
Attn: Jiang Huai Lin
Chairman and Chief Executive Officer

Dear Mr. Lin:

This letter (the “Agreement”) constitutes the agreement between Rodman & Renshaw, LLC (“Rodman” or the “Placement Agent”), China Information Security Technology, Inc. (the “Company”) and the Selling Stockholder (as defined below), that Rodman shall serve as the exclusive placement agent for the Company, on a reasonable best efforts basis, in connection with the proposed placement (the “Placement”) of registered securities (the “Securities”) of the Company, including 3,252,033 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), of which 1,652,033 Shares are being sold by the Company and 1,600,000 Shares are being sold by the selling stockholder under the Registration Statement (as defined below), at a price of $6.15 per Share for aggregate gross proceeds to the Company and the selling stockholder under the Registration Statement (the “Selling Stockholder”) of approximately $20,000,000 along with a short term 45-day common stock purchase warrants (“Warrants”) to purchase up to, in the aggregate, an additional $5,000,000 of Common Stock at a price of $6.15. The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that Rodman would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that the execution of this Agreement does not constitute a commitment by Rodman to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Rodman with respect to securing any other financing on behalf of the Company.

SECTION 1.

COMPENSATION AND OTHER FEES.

As compensation for the services provided by Rodman hereunder, the Company agrees to pay to Rodman a cash fee payable immediately upon the closing of the Placement and equal to 5.0% of the aggregate gross proceeds raised in the Placement, including gross proceeds from the both the Shares sold by the Company and the Selling Stockholder. Additionally, a cash fee payable within 48 hours of (but only in the event of) the receipt by the Company of any proceeds from the exercise of the Warrants issued in the Placement that are solicited by the Placement Agent and otherwise in compliance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110 equal to 5% of the aggregate cash exercise price received by the Company upon such exercise, if any (the “Warrant Solicitation Fee”), provided, however, the Warrant Solicitation Fee shall be reduced to the extent (and only to the extent) that Rodman’s aggregate compensation for the Placement, as determined under FINRA Rule 5110, would otherwise exceed 8%. Such determination of the actual Warrant Solicitation Fee shall be made promptly following completion of the Placement and communicated in writing to the Company.

Rodman & Renshaw, LLC  1251 Avenue of the Americas, 20th Floor, New York, NY 10020 Tel: 212 356 0500  Fax: 212 581 5690  www.rodm.com  Member: FINRA, SIPC

SECTION 2.

REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A)

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-159375) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on November 23, 2009, for the registration under the Securities Act of the Shares and Warrants. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Shares and Warrants and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement;” such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission. For purposes of this Agreement, “Time of Sale Prospectus” means the preliminary prospectus used in connection with the Placement, including any documents incorporated by reference therein.

(B)

The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been described or filed as required.

(C)

The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.

(D)

The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Shares and Warrants other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

SECTION 3.

REPRESENTATIONS AND WARRANTIES.

(A)

There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company, except as set forth in the Base Prospectus.

(B)

Rodman shall be entitled to rely upon any and all representations and warranties of the Company and the Selling Stockholder included in the purchase agreements entered into by the Company, Selling Stockholder and the Purchasers in connection with the Placement, subject to the qualifications and limitations therein.

(C)

The Selling Stockholder represents and warrants to, and agrees with, the Placement Agent that:

(a)

Such Selling Stockholder is the record and beneficial owner of the Shares to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Shares in blank, and has full power and authority to sell its interest in the Shares, and, assuming that each purchaser acquires its interest in the Shares it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”), each purchaser that has purchased such Shares delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such purchasers maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares purchased, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such purchasers with respect to such Shares.

(b)

Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and Warrants.

(c)

No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Securities Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares in the Placement and such other approvals as have been obtained.

(d)

Neither the sale of the Shares being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

(e)

Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained herein are not true and correct, is familiar with the Registration Statement and the Base Prospectus, and the Prospectus Supplement and has no knowledge of any material fact, condition or information not disclosed therein which has adversely affected or may adversely affect the business of the Company or any of its Subsidiaries; and the sale of Shares by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its Subsidiaries which is not set forth in the Base Prospectus or any amendment or supplement thereto.

(f)

In respect of any misstatements in or omissions from the Registration Statement, the Prospectus, Prospectus Supplement, or any Free Writing Prospectus or any amendment or supplement thereto used by the Company or the Placement Agent, as the case may be, made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to the Placement Agent with respect to such information furnished in writing to the Company as the Company makes under Section 2(B).

(g)

Except as described in the Prospectus and Prospectus Supplement, all amounts payable by such Selling Stockholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the PRC or any authority thereof or therein nor are any taxes imposed in the PRC on, or by virtue of the execution or delivery of, such documents.

(h)

This Agreement has been duly authorized, executed and delivered by such Selling Stockholder, and is enforceable against such Selling Stockholder in accordance with its terms.

(i)

The Selling Stockholder has validly and irrevocably submitted to the personal jurisdiction of any federal or the State of New York court located in The City of New York, New York in any action arising out of or based upon the Transaction Documents, has validly waived any objection to the venue of a proceeding in any such court, and service of process effected on it as set forth in will be effective to confer valid personal jurisdiction over such Selling Stockholder in any such court.

SECTION 4.

ENGAGEMENT TERM. Rodman's engagement hereunder will be for the period of 4 days from the date hereof. The engagement may be terminated by either the Company or Rodman at any time upon 2 days' written notice. Notwithstanding anything to the contrary contained herein, the provisions in this Agreement concerning confidentiality, indemnification and contribution will survive any expiration or termination of this Agreement. Upon any termination of this Agreement, the Company's obligation to pay Rodman any fees actually earned on closing of the Offering and otherwise payable under Section 1, shall survive any expiration or termination of this Agreement.

SECTION 5.

RODMAN INFORMATION. The Company agrees that any information or advice rendered by Rodman in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Rodman’s prior written consent.

SECTION 6.

NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that Rodman is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Rodman hereunder, all of which are hereby expressly waived.

SECTION 7.

CLOSING. The obligations of the Placement Agent and the Purchasers, and the closing of the sale of the Securities hereunder are subject to the accuracy, when made and on the applicable Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A)

No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(B)

The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C)

All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D)

Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(F)

The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares and shares underlying the Warrants shall be listed and admitted and authorized for trading on the Trading Market, and satisfactory evidence of such actions shall have been provided to the Placement Agent. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor has the Company received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(G)

Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the Nasdaq National Market or the NYSE Amex or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the reasonable judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(H)

No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(I)

The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(J)

The Company shall have entered into subscription agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(K)

FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(L)

Prior to the applicable Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

(M)

The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent, which opinion shall include a “10b-5” representation from such counsel.

(N)

At the Closing Date, the Company shall provide a “cold comfort” letter from the Company’s independent certified public accountants addressed to the Placement Agent, which letter shall be in the customary form and cover matters of the type customarily covered in “cold comfort” letters by accountants and satisfactory in all respects to the Placement Agent.

(O)

On or prior to the Closing Date, the Company shall have furnished to the Placement Agent a lock-up agreement, substantially in the form of Exhibit A hereto from each officer and director of the Company (including the Selling Stockholder) addressed to the Placement Agent.

     All letters, opinions, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 8.

INDEMNIFICATION. (A) To the extent permitted by law, the Company will indemnify Rodman and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to this engagement letter, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily and directly from Rodman’s willful misconduct or gross negligence in performing the services described herein.

(B)

The Selling Stockholder agrees to indemnify and hold harmless the Placement Agent, the directors, officers, employees and agents of the Placement Agent and each person who controls Placement Agent within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 8(a) above, but only with reference to written information relating to such Selling Stockholder furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity in Section 8(a) above. The Placement acknowledge that the statements set forth under the headings “Summary – Our Selling Stockholder” and “Selling Stockholder” in any Preliminary Prospectus, the Prospectus and the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Selling Stockholder for inclusion in any Preliminary Prospectus, the Prospectus, Prospectus Supplement or any Free Writing Prospectus.

(C)

Promptly after receipt by Rodman of notice of any claim or the commencement of any action or proceeding with respect to which Rodman is entitled to indemnity hereunder, Rodman will notify the Company and/or Selling Stockholder, as applicable, in writing of such claim or of the commencement of such action or proceeding, and the Company and/or Selling Stockholder, as applicable, will assume the defense of such action or proceeding and will employ counsel reasonably satisfactory to Rodman and will pay the fees and expenses of such counsel. Notwithstanding the preceding sentence, Rodman will be entitled to employ counsel separate from counsel for the Company and Selling Stockholder and from any other party in such action if counsel for Rodman reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the Company or Selling Stockholder, on the one hand and Rodman on the other. In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the Company. The Company will have the exclusive right to settle the claim or proceeding provided that the Company will not settle any such claim, action or proceeding without the prior written consent of Rodman, which will not be unreasonably withheld.

(D)

The Company and Selling Stockholder each agrees to notify Rodman promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this engagement letter.

(E)

If for any reason the foregoing indemnity is unavailable to Rodman or insufficient to hold Rodman harmless, then the Company and Selling Stockholder, as applicable, shall contribute to the amount paid or payable by Rodman as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the Company and/or Selling Stockholder on the one hand and Rodman on the other, but also the relative fault of the Company and/or Selling Stockholder on the one hand and Rodman on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations. The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim. Notwithstanding the provisions hereof, Rodman’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by Rodman under this engagement letter (excluding any amounts received as reimbursement of expenses incurred by Rodman).

(F)

These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this engagement letter is completed and shall survive the termination of this engagement letter, and shall be in addition to any liability that the Company or Selling Stockholder might otherwise have to any indemnified party under this engagement letter or otherwise.

SECTION 9.

GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Any dispute arising under this Agreement may be brought into the courts of the State of New York or into the Federal Court located in New York, New York and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of aforesaid courts. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 10.

ENTIRE AGREEMENT/MISC. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Rodman and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 11.

NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

[remainder of page left blank intentionally]

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Rodman a copy of this Agreement.

Very truly yours,

RODMAN & RENSHAW, LLC

By: /s/ Edward Rubin
Name: Edward Rubin
Title: CEO

Address for notice:
1251 Avenue of the Americas, 20th Floor
New York, NY, 10020
Fax (646) 841-1640
Attention: General Counsel

[Company Signature Page is to Follow]

[Company and Selling Stockholder signature page to Rodman Engagement Letter]

Accepted and Agreed to as of
the date first written above:

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

By: /s/ Jiang Huai Lin

Name: Jiang Huai Lin
Title: Chief Executive Officer

Address for notice:

China Information Security Technology, Inc.
21st Floor, Everbright Bank Building, Zhuzilin, Futian District
Shenzhen, Guangdong, 518040
People's Republic of China
Attn: Jiang Huai Lin
Chairman and Chief Executive Officer

Acknowledged and Agreed to:

SELLING STOCKHOLDER

/s/ Jiang Huai Lin
Jiang Huai Lin